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                                                                  EXHIBIT 10.7.1

                             ASSIGNMENT OF LEASES
                             --------------------

                     (Assignment and Assumption Agreement)
                     -------------------------------------

          THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered into as of October 19, 1999 by and between Del Oro Gateway Partners, L.P., a California limited partnership ("Assignor"), and Arthur Kazarian, Trustee for General Wood
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Investment Trust ("Assignee").
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                                  WITNESSETH:
                                  ----------

          WHEREAS, Assignor and Assignee entered into that certain Letter of Intent ("Agreement") dated September 16, 1999 for the sale and purchase of
         ---------
certain property, commonly known as 1935 Avenida Del Oro, Oceanside, CA , (the "Real Property") including all personal property (the "Personal Property") and intangible property (the "Intangible Property").

          WHEREAS the "Intangible Property" includes the "Leases" (the term Leases shall also include Rental Agreements) and "Deposits" as said terms are more particularly defined in this Assignment and Assumption Agreement;

          WHEREAS, Assignor desires to assign, transfer, set over and deliver to Assignee all of Assignor's right, title and interest in and to the Leases and Deposits as hereinafter provided; and

          WHEREAS, Assignee desires to assume the duties and obligations of Assignor with respect to the Leases and Deposits.

          NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

1. Assignor does hereby assign, transfer, set over and deliver unto Assignee all of the Assignor's right, title and interest in and to the following:

          a. Any and all leases, rental agreements, tenancies, licenses and other rights of occupancy or use of or for any portion of the Real Property or the Personal Property (including all amendments, renewals and extensions thereof), to the extent same are in effect as of the date of this Assignment and Assumption Agreement (collectively, "Leases"); and

          b. Any and all refundable tenant security deposits and other deposits, and interest thereon, in Assignor's possession as of the date of this Agreement with respect to said Leases (collectively "Deposits").

2. Assignee hereby accepts the foregoing assignment of the Leases and Deposits and hereby assumes all duties and obligations of Assignor under the Leases, and Deposits, now in effect on the Property. Assignee shall defend, indemnify and hold harmless Assignor from and against any all "Claims" asserted against or incurred by Assignor as a result of any acts or omissions of Assignee, occurring on or after the effective date of this Assignment and Assumption Agreement, in connection with any duties or obligations of Assignee under the Leases, and Deposits.

3. Assignor shall defend, indemnify and hold harmless Assignee from, and against any and all "Claims" asserted against or incurred by Assignee as a result of any acts or omissions of Assignor, occurring prior to the effective date of this Assignment and Assumption Agreement, in connection with any duties or obligations of Assignor under the Lease and Deposits.

4. "Claims" means claims, demands, causes of action, losses, damages, liabilities, judgments, costs and expenses (including attorneys' fees, whether suit is instituted or not).

5. This Agreement shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

6. The Effective Date shall be the date on which the Grant Deed conveying title to the Property, to Assignee, is recorded.

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          IN WITNESS WHEREOF, the parties have caused these presents to be executed on the day and year first above written.

ASSIGNOR:                               ASSIGNEE:
--------                                --------

Del Oro Gateway Partners, L.P., a       /s/ Arthur Kazarian
California limited partnership          -------------------
                                        Arthur Kazarian, Trustee for General
                                        Wood Investment Trust
By:  Real Estate 2, LLC, a California
     limited liability company

By:  /s/ John M. Tworoger
     --------------------

     John M.  Tworoger
Its: Managing Member

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                 SECOND ADDENDUM TO LEASE DATED APRIL 16, 1998

1.   Acknowledgment of Lease Commencement and Anniversary Date:

     The undersigned parties acknowledge that the Lease described below is in full force and effect and that Tenant has taken possession of the space.

          Date of Lease                    April 16, 1998
          Landlord:                        Del Oro Gateway Partners, L.P.
          Tenant:                          The Western States Group, Inc.
          Suite No:                        F
          Square feet of rentable area:    5,038 Square Feet
          Building Address:                1935 Avenida Del Oro, Suite F
          City/County/State/Zip:           Oceanside, San Diego County, CA 92056

     The commencement date of the initial Lease term as set forth in paragraph
     1.3 of the above Lease shall be adjusted as follows:

          Commencement date (month, day, year):             September 8, 1998
          Annual Anniversary date (month, day):             September 8
          Ending date (month, day, year):                   September 7, 2003

2. Premises - Section 1.2(a) Premises is now amended to reflect the correct street address as: 1935 Avenida Del Oro, Suite F

3.   All other terms and conditions of the lease remain the same.

The entire Lease is hereby affirmed and incorporated herein.

LANDLORD                                    TENANT
(To be signed upon occupancy)               (To be signed upon occupancy)


By: /s/ William A. Shirley                  By: /s/ Michael Crowley, Jr.
    ------------------------------              -------------------------------
     William A.  Shirley                    Michael Crowley, Jr.

Title:____________________________          Title:_____________________________

Date Signed:______________________          Date Signed:_______________________

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